UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[X]     Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]     Definitive Information Statement

                              AMP PRODUCTIONS LTD.
                (Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Payment of Filing Fee (Check the appropriate box):

[ ]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

        (1)     Title of each class of securities to which transaction applies:

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:

        (2)     Form, Schedule or Registration Statement No.:

        (3)     Filing Party:

        (4)     Date Filed:

                              AMP PRODUCTIONS LTD.
                       3044 Bloor Street West, Suite 1440
                              Toronto, ON  M8X 2Y8
                                 (647) 628-5375

              NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

August 25, 2010

This notice and the accompanying information statement is being furnished to the stockholders of AMP Productions Ltd., a Nevada corporation (the "Company" or "us" or "we" or "our"), with respect to a written consent to action received from the holders of 62% of the issued and outstanding shares of the Company's Common Stock adopting resolutions approving the following corporate actions:

1.     To  effect a reverse split of the Company's issued and outstanding Common
Stock in a ratio of one new share for every ten shares issued and outstanding pursuant to section 78.2055 of the Nevada Revised Statutes; and

2. To amend and restate the Company's Articles of Incorporation, as set out in the Amended and Restated Articles of Incorporation annexed to and forming part of the information statement.

The amendment of the Company's Articles of Incorporation includes the addition of certain provisions that may, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of the Company without further vote or action by the stockholders and could adversely affect the voting and other rights of the holders of our Common Stock.

Only Company stockholders of record as at 8:00 a.m. EST on July 30, 2010 are entitled to receive this Information Statement.

The amendment will become effective on the earlier of (i) 21 days from the date the accompanying information statement is first mailed to the stockholders, or,
(ii) such later date as approved by our Board of Directors, in its sole discretion. The amendment will become effective through the filing of a Certificate to Accompany Restated Articles or Amended and Restated Articles with the Secretary of State of Nevada.

Your vote or consent is not requested or required, and our sole director is not soliciting your proxy. Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve these matters.

The accompanying information statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

                                              By Order of the Board of Directors



                                              /s/ Thomas Mills
                                              Thomas Mills
                                              President, CEO and Director




                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              AMP PRODUCTIONS LTD.
                       3044 Bloor Street West, Suite 1440
                              Toronto, ON  M8X 2Y8
                                 (647) 628-5375

                             INFORMATION STATEMENT

              Date first mailed to stockholders:  August 25, 2010

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

INTRODUCTION

This information statement (the "Information Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is being mailed or otherwise furnished to the registered stockholders of AMP Productions Ltd., a Nevada corporation (the "Company," "we," or "us"), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the issued and outstanding shares of the Company's Common Stock (the "Common Stock") have executed a written consent to action approving certain corporate actions described herein.

The proposed corporate actions were approved by resolution of our Board of Directors on July 30, 2010. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed amendment as quickly as possible, our Board of Directors resolved to proceed with the corporate action by obtaining a written consent to action from a stockholder holding a majority of the voting power of the Common Stock.

This Information Statement is dated August 25, 2010 and is first being mailed to stockholders on or about August 25, 2010. Only stockholders of record at 8:00 a.m. EST on July 30, 2010 (the "Record Date") are entitled to receive this Information Statement.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTIONS

1.     PROPOSAL TO REVERSE SPLIT THE ISSUED AND OUTSTANDING COMMON SHARES

The number of issued and outstanding shares of the Corporation's Common Stock held by each stockholder of record at 5:00 p.m. EST on September 1, 2010 (the "Effective Date") will be reverse split on the basis that ten issued and outstanding shares of Common Stock will become one issued and outstanding share of Common Stock without a corresponding decrease of the number of authorized shares of Common Stock (the "Reverse Split").

The Board of Directors believes the Reverse Split will make the Company's capital structure more appealing to prospective investors and thereby facilitate the raising of capital through equity financings. While it is generally expected that a reverse split will result in a proportionate increase in the market price of the reverse split shares, because of lack of trading in our shares there can be no assurance that our Common Stock will trade at a multiple of ten times our current price, or that any price increase will be sustained. If the market price of our Common Stock declines after the implementation of the Reverse Split, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would be the case in the absence of the Reverse Split. Further, the fact that we have no revenue, and minimal assets may greatly impact our stock price and the ability to liquidate your shares.

The Reverse Split will not affect the number of shares of Common Stock the Company is authorized to issue, but will simply reduce the number of issued and outstanding shares of Common Stock. As of the Record Date, the Company had 100,000,000 shares of Common Stock authorized, of which 9,750,000 shares were issued and outstanding. On the Effective Date, the number of issued and outstanding shares of Common Stock will be reduced to 975,000. The Reverse Split may result in some of our stockholders owning "odd lots" (i.e. a number of shares of our Common Stock not divisible by 10). Stockholders owning "odd lots" may experience difficulty selling their shares in the open market.

The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder's proportionate voting power or percentage ownership interest in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue any stockholder who would otherwise have been entitled to receive a fractional share as a result of the Reverse Split one share of our Common Stock.

2.     PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

Our Board of Directors has determined that the Company's existing Articles of Incorporation are inadequate for our current and anticipated future needs. Therefore, on July 30, 2010, the Board of Directors resolved that it would be in the best interest of the Company and its stockholders to amend and restate the Articles of Incorporation in the form of the Amended and Restated Articles of Incorporation attached hereto (the "Amended Articles"), effective upon completion of the Reverse Split.

There are several key substantive differences between our current Articles of Incorporation and the Amended Articles, as follows:

(I)     INCREASE THE AUTHORIZED SHARES

Section 4.1 of Article 4 of the Amended Articles will increase the Company's authorized capital to 900,000,000 shares of Common Stock ($0.0001 par value) and 100,000,000 shares of preferred stock ($0.0001 par value).

The increase in the Company's authorized but unissued shares will provide the Company with needed stock to enable it to undertake financing transactions in which the Company may employ its Common Stock and/or preferred stock, including transactions to raise working capital through the sale of Common Stock and/or preferred stock. The Company's Board of Directors is of the view that that the number of shares currently authorized may not be sufficient to meet anticipated future needs. The Board of Directors also considers it desirable that the Company have the flexibility to issue an additional amount of Common Stock and to issue, when and where appropriate or necessary, preferred stock, without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares will enhance the Company's flexibility in connection with public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes, and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed. Management of the Company is at all times investigating additional sources of financing that the Board of Directors believes will be in the Company's best interests and in the best interests of the shareholders of the Company.

The shares of Common Stock do not carry any pre-emptive rights. The adoption of the proposed amendment to increase the Company's authorized share capital will not of itself cause any changes in the Company's capital accounts.

The increase in authorized share capital will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized shares of Common Stock without requiring future approval from the stockholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing stockholders' percentage equity ownership interests and, depending upon the price at which such shares of Common Stock are issued, could be dilutive to the existing stockholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of the Common Stock.

Management of the Company does not currently have any plans, proposals or arrangements to issue any of the newly-authorized shares of Common Stock or Preferred Stock for any purpose, including future acquisition and/or financings.

(II)     ENABLE OUR DIRECTORS TO ESTABLISH ONE OR MORE SERIES OF PREFERRED STOCK

Section 4.2 of Article 4 of the Amended Articles will grant to our Board of Directors the authority to establish one or more series of preferred stock and to determine and prescribe the voting powers, distinguishing designations, preferences, limitations, restrictions and relative rights of the preferred stock, and any series of preferred stock.

The issuance of any shares of preferred stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of preferred stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of preferred stock could adversely affect the voting and other rights of the holders of Common Stock.

(III) ENABLE OUR DIRECTORS TO AUTHORIZE DIVIDENDS AND OTHER DISTRIBUTIONS ON PREFERRED STOCK

Section 4.4 of Article 4 of the Amended Articles grants our Board of Directors the authority to authorize and direct the payment of dividends and the making of other distributions by the Company in respect of the issued and outstanding shares of preferred stock (i) at such times, in such amount and forms, from such sources and upon such terms and conditions as it may, from time to time, determine upon, and (ii) in shares of the same class or series or in shares of any other class or series without obtaining the affirmative vote or the written consent of the holders of the shares of the class or series in which the payment or distribution is to be made.

The Company may issue shares of Common Stock as a dividend in respect of shares of preferred stock or any particular series of preferred stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

(IV)     PROVIDE FOR THE INDEMNIFICATION OF DIRECTORS AND OFFICERS

Article 6 of the Amended Articles indemnifies and holds harmless our directors and officers to the fullest extent permitted under the law of the State of Nevada against all expenses, liability and loss reasonably incurred or suffered by them in connection with any action, suit or proceedings by reason of the fact that they are or were directors or officers of the Company. Such right of indemnification is not exclusive of any other right that such person may have under the Bylaws of the Company, or otherwise.

(V)     GIVE OUR DIRECTORS THE EXCLUSIVE POWER TO AMEND OUR BYLAWS

Article 7 of the Amended Articles reserves to our Board of Directors the power to amend our Bylaws.

Section 78.320 of the Nevada Revised Statutes ("NRS") permits reserving the power to adopt Bylaws to the Board of Directors, and permits the amendment or repeal of any Bylaw by the Board of Directors unless a particular Bylaw was adopted by the stockholders and expressly states that only the stockholders may amend or repeal that Bylaw. The Company's current Bylaws were adopted in their entirety by the Board of Directors, and thus, once the consent to approve the Amended Articles is taken, the Board of Directors will be able to alter the Bylaws as it deems fit. Vesting power to alter the Bylaws in the Board of Directors will provide greater flexibility for the Board of Directors, but it will also make it more difficult for our stockholders to amend our Bylaws. As a result of this provision, stockholders will not be able to amend our Bylaws without first amending our Articles of Incorporation to grant them this power. The Board of Directors intends to amend and restate the Bylaws once the Amended Articles are effective so that the Bylaws will be consistent with the Amended Articles.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

Both the Reverse Split and the Amended Articles will result in an increase in the number of authorized but unissued shares of our Common Stock. Under certain circumstances this could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and our stockholders. The increased authorized but unissued shares therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increased number of unissued shares may limit the opportunity for the Company stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the increased unissued shares may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors did not approve the Reverse Split in the Company Common Stock with the intent that it be utilized as a type of anti-takeover device.

By having the exclusive power to amend our Bylaws, the our Board of Directors will have the sole ability to alter the form, manner and procedures by which we operate, including matters relating to corporate governance. For example, the Board of Directors will have the unfettered right to implement staggered terms for directors, set qualification standards for directors, and alter the manner in which meetings of shareholders take place (including quorum, time and place). Since the Board of Directors has the sole power to amend the Bylaws, stockholders will not be able to amend our Bylaws without first amending our Articles of Incorporation to grant them this power. As a result, management of the Company could use the Bylaws to prevent, delay or defer a transaction that might provide an above-market premium that is favored by a majority of the independent stockholders without further vote or action by the stockholders.

Article 5 of the Amended Articles will grant to our Board of Directors the authority to establish one or more series of preferred stock and to determine and prescribe the voting powers, distinguishing designations, preferences, limitations, restrictions and relative rights of the preferred stock, and any series of preferred stock. The issuance of preferred stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership. In addition, the ability of the Company's directors to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of preferred stock could also be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

We are not currently aware of any attempt to take over or acquire the Company. While the aforementioned provisions of the Amended Articles may be deemed to have possible anti-takeover effects, it is not prompted by any specific effort or takeover threat currently perceived by management, and neither our management nor our Board of Directors views any provisions of our Amended Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Amended Articles, Bylaws or other governing documents, and the Company's Board of Directors currently has no plan to adopt any proposal or to enter into other arrangement that may have material anti-takeover consequences.

Certain other amendments, including the Board's exclusive power to amend our Bylaws, may have the result of delaying, deferring or preventing a transaction or a change in control of the Company that might involve a premium price for our common stock or otherwise be in the best interest of our stockholders.

APPROVAL  OF  THE  PROPOSED  CORPORATE  ACTIONS

Under section 78.2055 of the NRS, the Board of Directors may decrease the number of issued and outstanding shares without decreasing the number of authorized shares if: (a) the board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares; and (b) the proposal is approved by the vote of stockholders holding a majority of the voting power.

Under NRS 78.390, every amendment to the Company's Articles of Incorporation must first be adopted by a resolution of the Board of Directors and must then be approved by stockholders entitled to vote on any such amendment. Under NRS
78.390 and the Company's Bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company's Articles of Incorporation.

Pursuant to NRS 78.320, unless otherwise provided in the Company's Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Under NRS 78.320, an action authorized by written consent does not require a meeting of stockholders be called or notice thereof to be given.

Our Board of Directors adopted resolutions on the Record Date setting forth for approval by stockholders the proposed corporate actions. At that time, the Company's authorized capital consisted of: 100 million shares of Common Stock ($0.0001 par value), of which 9,750,000 shares were issued and outstanding. Only the Company's Common Stock carries voting rights, with each common share entitling the holder thereof to one vote on all matters submitted to a vote of the stockholders.

On the Record Date one of the Company's stockholders held 6,000,000 shares of Common Stock representing 62% of the voting power of our stockholders. This stockholder voted in favor of the proposed corporate actions by written consent on the Record Date, and since he had sufficient voting power to approve the corporate actions through his ownership of capital stock, no consent or approval of the corporate actions by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the proposed corporate actions and your consent is not required and is not being solicited in connection with the approval of the corporate actions. No vote or other action is requested or required on your part.

EFFECTIVE  DATE

The proposed corporate actions will become effective on the earlier of (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by our Board of Directors, in their sole discretion. The Amended Articles will become effective upon completion of the Reverse Split and upon the filing of a Certificate to Accompany Restated Articles or Amended and Restated Articles with the Office of the Secretary of State for Nevada pursuant to section 78.403 of the Nevada
Revised Statutes. The Board of Directors may revoke any proposed corporate action before it is acted on without further approval of the stockholders if it determines that the action is no longer in the best interests of the Company and its stockholders.

DISSENTER'S  RIGHTS

Neither the Articles of Incorporation of the Company nor its Bylaws, nor the Nevada Revised Statutes provide for dissenters' rights of appraisal in connection with the aforementioned resolutions.

EXCHANGE  OF  STOCK  CERTIFICATES

As of the Effective Date, each stockholder will be entitled to exchange stock certificates issued prior to the Effective Date ("Old Certificates") for stock certificates representing shares of Common Stock after giving effect to the Reverse Split ("New Certificates") by submitting them to the Company's transfer agent, Holladay Stock Transfer Inc., of 2939 North 67th Place, Suite C,
Scottsdale, AZ 85251, Telephone number: (480) 481-3940. Otherwise, Old Certificates will be exchanged for New Certificates at the first time the Old Certificates are presented to the transfer agent for transfer. New Certificates will contain the same restrictive legend as the Old Certificates for which they are exchanged. The stockholders will be responsible for the cost of exchanging their respective certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning ownership of the Company's securities by (i) each Director, (ii) each executive officer, (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than five percent of each class:

The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

--------------------------------------------------------------------------------
                                                    BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER                          SHARES     PERCENTAGE OF CLASS
--------------------------------------------------------------------------------
Thomas Mills                                   6,000,000             62%
c/o AMP Productions Ltd.
1440-3044 Bloor Street West
Toronto, ON  M8X 2Y8
--------------------------------------------------------------------------------
All directors and executive officers,          6,000,000             62%
as a group (1 persons)
--------------------------------------------------------------------------------

PROPOSALS BY SECURITY HOLDERS

There  are  no  proposals  by  any  security  holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company's directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment that is not shared by all other holders of the Company's Common Stock. Our Board of Directors and majority stockholders approved the proposed amendment on the Record Date. No other security holder entitled to vote at a stockholders' meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board of Directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders may also address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information the Company files at the Securities and Exchange Commission's public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

August 25, 2010          By Order of the Board of Directors

                         /s/ Thomas Mills
                         Name: Thomas Mills
                         Title:  Chief Executive Officer, President and Director

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                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                              AMP PRODUCTIONS LTD.
                             (A NEVADA CORPORATION)



                                   ARTICLE 1

                                      NAME

1.1     The name of the Corporation is AMP PRODUCTIONS LTD.

                                   ARTICLE 2

                                    PURPOSE

2.1 The purpose for which the Corporation is organized is to engage in any lawful activity within or outside the State of Nevada.

2.2 The Corporation may maintain offices at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders may be held outside the State of Nevada with the same effect as if in the State of Nevada.

                                   ARTICLE 3

                               BOARD OF DIRECTORS

3.1 The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

                                   ARTICLE 4

                                 CAPITAL STOCK

4.1 The aggregate number of shares that the Corporation shall have authority to issue is ONE BILLION (1,000,000,000) shares, consisting of (i) NINE HUNDRED MILLION (900,000,000) shares of Common Stock, par value $0.0001 per share (the
"Common Stock"); and ONE HUNDRED MILLION (100,000,000) shares of preferred stock, par value $0.0001 per share (the "preferred stock").

4.2 The Board of Directors is authorized from time to time to establish one or more series of preferred stock and to determine and prescribe the voting powers, distinguishing designations, preferences, limitations, restrictions and relative rights of the preferred stock before issuance of any shares of that class and of any series of preferred stock before issuance of shares of that series.

4.3 The Board of Directors has authority to authorize and direct the issuance by the Corporation of shares of preferred stock and Common Stock at such times, in such amounts, to such persons, for such consideration as the Board of Directors shall determine to be adequate, and upon such terms and conditions as the Board of Directors may, from time to time, determine, subject only to the restriction, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles, as the same may, from time to time, be amended. Upon the receipt by the Corporation of the consideration for which the board authorized the issuance of shares of preferred stock or Common Stock, such shares shall be deemed fully paid and nonassessable.

4.4 The Board of Directors has authority to authorize and direct the payment of dividends and the making of other distributions by the Corporation in respect of the issued and outstanding shares of preferred stock (i) at such times, in such amount and forms, from such sources and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles of Incorporation, as the same may, from time to time, be amended, and (ii) in shares of the same class or series or in shares of any other class or series without obtaining the affirmative vote or the written consent of the holders of the shares of the class  or  series  in  which  the  payment  or  distribution  is  to  be  made.
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4.5     The  Board  of  Directors  has  authority  to  authorize  and direct the acquisition by the Corporation of the issued and outstanding shares of preferred stock and Common Stock at such times, in such amounts, from such persons, for such considerations, from such sources and upon such terms and conditions as the Board of Directors may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles, as the same may, from time to time, be amended. Such acquired shares of the Corporation will be designated "Treasury Shares" unless specifically cancelled and withdrawn by action of the Board of Directors.

                                   ARTICLE 5

                LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY

5.1 A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                   ARTICLE 6

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

6.1 Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any Bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article. Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

                                   ARTICLE 7

                        ADOPTION AND AMENDMENT OF BYLAWS

7.1 The Board of Directors is expressly granted the exclusive power to adopt, amend or repeal the Bylaws of the Corporation.

                                   ARTICLE 8

                     AMENDMENT OF ARTICLES OF INCORPORATION

8.1 The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.